SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2011

DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

State of Delaware	1-4018	53-0257888
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3005 Highland Parkway, Suite 200, Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.
     As previously disclosed, Dover Corporation (the “Company”) signed a definitive agreement in December 2010 to acquire the Sound Solutions business of NXP Semiconductors N.V. for approximately $855 million. Antitrust regulatory approval in China, a key closing condition, has now been received. Subject to the satisfaction of the other closing conditions, the Company expects a closing during the third quarter of 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt, Senior Vice President,
General Counsel & Secretary